Exhibit 23.1


               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or incorporated by reference in this Registration Statement.


                                         ARTHUR ANDERSEN LLP

April 14, 1998